UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 13, 2015

FLAHERTY & CRUMRINE DYNAMIC PREFERRED AND INCOME
FUND INCORPORATED
(Exact name of Registrant as specified in its charter)

Maryland	811-22762	46-2415311
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

301 E. Colorado Blvd.
Suite 720
Pasadena, CA 91101
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 626-795-7300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Investment Adviser to the Fund, Flaherty & Crumrine Incorporated, has announced that Donald F. Crumrine, due to his upcoming retirement, will no longer serve as a portfolio manager to the Fund, effective December 31, 2015.

R. Eric Chadwick and Bradford S. Stone will continue to serve as portfolio managers for the Fund.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAHERTY & CRUMRINE
DYNAMIC PREFERRED AND INCOME
FUND INCORPORATED

Date: November 13, 2015	By:	/s/ R. Eric Chadwick

R. Eric Chadwick
Chief Executive Officer and President